                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No.  )


Filed by the Registrant   X
                         ---

Filed by a Party other than the Registrant  ___
Check the appropriate box:


     _____  Preliminary Proxy Statement

       X    Definitive Proxy Statement
     -----

     _____  Definitive Additional Materials

     _____  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

     _____  Confidential, for Use of the Commission Only
            (as permitted by Rule 14-6(e)(2))

                              MapInfo Corporation
 ............................................................................
                (Name of Registrant as Specified in Its Charter
 ...........................................................
                   (Name of Person(s) Filing Proxy Statement
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   X    No fee required.
 -----

_____  Fee computed on table below per Exchange Act Rules 14-6(i)(4) and 0-11.

       1)  Title of each class of securities to which transaction applies:

           .....................................................................

       2)  Aggregate number of securities to which transaction applies:

           .....................................................................

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ....................................................................

      4)  Proposed maximum aggregate value of transaction:

          ....................................................................

      5)  Total fee paid:

          ....................................................................

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:


         ........................

      2)  Form, Schedule or Registration Statement No.:


         .....................................................................

      3)  Filing Party:


         .....................................................................

      4)  Date Filed:


         .....................................................................

                              MAPINFO CORPORATION
                                ONE GLOBAL VIEW
                             TROY, NEW YORK 12180

              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                        ON THURSDAY, FEBRUARY 13, 1997

  The Annual Meeting of Stockholders of MapInfo Corporation (the "Company") will be held at MapInfo Corporation, Two Global View, Troy, New York on February 13, 1997 at 4:00 p.m., local time, to consider and act upon the following matters:

    1. To elect eight directors to serve for the ensuing year.

    2. To approve an amendment to the Company's 1993 Stock Incentive Plan, as described herein.

    3. To approve amendments to the Company's 1993 Director Stock Option Plan, as described herein.

    4. To approve an amendment to the Company's 1993 Employee Stock Purchase Plan, as described herein.

    5. To ratify the selection by the Board of Directors of Coopers & Lybrand L.L.P. as the Company's independent accountants for the current fiscal year.

    6. To transact such other business as may properly come before the meeting or any adjournment thereof.

  Stockholders of record at the close of business on December 27, 1996 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company remain open.

  All stockholders are cordially invited to attend the meeting.

                                          By Order of the Board of Directors,

                                          JOHN F. HALLER,
                                          Secretary

Troy, New York
January 10, 1997

  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                              MAPINFO CORPORATION
                                ONE GLOBAL VIEW
                             TROY, NEW YORK 12180

            PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON THURSDAY, FEBRUARY 13, 1997

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of MapInfo Corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, February 13, 1997 and at any adjournments of the Annual Meeting. All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

  At the close of business on December 27, 1996, the record date for the determination of stockholders entitled to vote at the Annual Meeting (the "Record Date"), there were outstanding and entitled to vote an aggregate of 5,775,862 shares of common stock, $0.002 par value per share, of the Company (the "Common Stock"). Stockholders are entitled to one vote per share.

  The Company's Annual Report for 1996 and Form 10-K were mailed to stockholders, along with these proxy materials, on or about January 10, 1997.

VOTES REQUIRED

  The holders of a majority of the number of shares of Common Stock issued, outstanding and entitled to vote on any matter shall constitute a quorum at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

  Director nominees must receive a plurality of the votes cast at the Annual Meeting, which means that a vote withheld from a particular nominee or nominees will not effect the outcome of the election. The approval of the amendments to the Company's 1993 Stock Incentive Plan, 1993 Director Stock Option Plan and 1993 Employee Stock Purchase Plan and the selection of Coopers & Lybrand L.L.P. as the Company's independent accountants for the current fiscal year must be approved by a majority of the votes cast on the matter.

  Shares which abstain from voting as to a particular matter, and shares held in street name by brokers or nominees who indicate on their proxy that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter and will also not be counted as shares voting on such matter. Accordingly, abstentions and "broker non-votes" on a matter that requires the affirmative vote of a certain percentage of the shares present and entitled to vote on the matter, such as the election of directors, the approval of the amendments to the Company's 1993 Stock Incentive Plan, 1993 Director Stock Option Plan and 1993 Employee Stock Purchase Plan and the ratification of accountants, have no effect on the voting of such matter.


BENEFICIAL OWNERSHIP OF COMMON STOCK

  The following table sets forth certain information, as of October 31, 1996, with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption "Executive Compensation" below and (iv) all directors and executive officers of the Company as a group:

                                              NUMBER OF SHARES PERCENTAGE OF
                                                BENEFICIALLY    COMMON STOCK
          BENEFICIAL OWNER                        OWNED(1)     OUTSTANDING(2)
          ----------------                    ---------------- --------------
John F. Haller...............................     387,130            6.7%
 c/o MapInfo Corporation
 One Global View
 Troy, New York 12180
Sean O'Sullivan Revocable Living Trust(3)....     318,000            5.5%
 17 Msgr. O'Brien Highway
 Cambridge, MA 02142
Laszlo C. Bardos(4)..........................     202,345            3.5%
John F. Burton(5)............................         661              *
Michael D. Marvin(6).........................     204,299            3.5%
George C. McNamee(7).........................      49,688              *
Brian D. Owen(8).............................      45,983              *
James A. Perakis(9)..........................       3,933              *
D. Joseph Gersuk(10).........................      19,948              *
Elizabeth A. Ireland(11).....................      18,699              *
F. Stephen Weick(12).........................       7,999              *
John C. Cavalier.............................         --               *
All directors and executive officers as a
 group (11 persons)(13)......................     940,685           15.9%

--------
 *  Less than 1%
 (1) The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, each person listed above has sole voting and investment power with respect to the shares listed. Any reference in the footnotes below to stock options held by the person in question relates to stock options which are currently exercisable or exercisable within 60 days after October 31, 1996.
 (2) Number of shares deemed outstanding includes 5,774,980 shares outstanding as of October 31, 1996 plus any shares subject to options held by the person or entity in question which are currently exercisable or exercisable within 60 days after October 31, 1996.
 (3) Represents holdings based on information provided to the Company by Mr. Sean O'Sullivan.
 (4) Includes 25,000 shares held by Mr. Bardos' wife, as to which shares Mr. Bardos disclaims beneficial ownership.
 (5) Consists of 661 shares subject to stock options held by Mr. Burton.
 (6) Includes 34,500 shares subject to stock options held by Mr. Marvin.
 (7) Includes 5,918 shares subject to stock options held be Mr. McNamee. Also includes 26,670 shares held by First Albany Corporation. Mr. McNamee shares voting and investment power with respect to the shares held by First Albany Corporation and disclaims beneficial ownership of such shares except as to his proportionate pecuniary interest therein.
 (8) Includes 45,000 shares subject to stock options held by Mr. Owen.
 (9) Includes 2,433 shares subject to stock options held by Mr. Perakis.
(10) Includes 18,667 shares subject to stock options held by Mr. Gersuk.
(11) Includes 12,200 shares subject to stock options held by Ms. Ireland.
(12) Includes 6,667 shares subject to stock options held by Mr. Weick.
(13) Includes an aggregate of 126,046 shares subject to stock options.

                             ELECTION OF DIRECTORS

  The persons named in the proxy will vote to elect as directors the eight nominees named below unless authority to vote for the election of any or all of them is withheld by marking the proxy to that effect. The Board of Directors has fixed the number of directors following the Annual Meeting at eight and, accordingly, the proxy may be voted for only eight directors. All of the nominees are currently directors of the Company. Each nominee who is elected will hold office until the next annual meeting of stockholders and until his successor is elected and qualified. Each of the nominees has indicated his willingness to serve, if elected, but if any nominee should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board of Directors.

  The following table sets forth the name and age of each nominee, his positions with the Company, his principal occupation, and business experience during the past five years, the names of the other publicly-held corporations of which he serves as a director and the year during which he first became a director of the Company:

                NAME, OFFICES AND POSITION WITH THE                      FIRST
                 COMPANY, PRINCIPAL OCCUPATION AND                      BECAME A
                           DIRECTORSHIPS                            AGE DIRECTOR
                -----------------------------------                 --- --------
Michael D. Marvin.................................................. 51    1986
 Mr. Marvin has served as Chairman of the Board of the Company since 1992 and served as acting President and Chief Executive Of-
 ficer from September 30, 1996 to November 1, 1996. From 1987 to
 1992, Mr. Marvin served as Chief Executive Officer of the Company.
 Mr. Marvin is also a director of Project Software and Development,
 Incorporated.
Brian D. Owen...................................................... 41    1992
 Mr. Owen served as President and Chief Executive Officer of the
 Company from December 1992 until September 30, 1996. From 1990 to
 1992, Mr. Owen was employed by LEGENT Corporation, a computer software company, most recently as Vice President and General Man-
 ager, Software Management Division. Mr. Owen is a director of Rap-
 tor Systems, Inc.
John C. Cavalier................................................... 57    1996
 Mr. Cavalier began serving as President and Chief Executive Offi-
 cer of the Company on November 1, 1996. From 1993 to 1996, Mr.
 Cavalier served as President and Chief Executive Officer of Anta-
 res Alliance Group, a software company. From 1990 to 1992, Mr.
 Cavalier was President and Chief Executive Officer of Bimillenium
 Corporation, a software company. Mr. Cavalier is also a director of Focus Enhancements Incorporated.
John F. Haller..................................................... 32    1986
 Mr. Haller, a founder of the Company, has served as Vice Presi-
 dent, Technology and Secretary since the Company's inception in
 1986.
Laszlo C. Bardos................................................... 33    1986
 Mr. Bardos has served as a director of the Company since December
 1993 and previously, from its inception in 1986 to 1992. In May
 1996, Mr. Bardos left the Company to pursue a business degree.
 From 1994 to May 1996, Mr. Bardos served as Director of European
 Marketing of the Company. From 1991 to 1994, Mr. Bardos served as
 Director of Product Marketing of the Company.

                NAME, OFFICES AND POSITION WITH THE                      FIRST
                 COMPANY, PRINCIPAL OCCUPATION AND                      BECAME A
                           DIRECTORSHIPS                            AGE DIRECTOR
                -----------------------------------                 --- --------
John F. Burton..................................................... 45    1995
 Mr. Burton has served as a director of the Company since April
 1995. From 1995 to September 1996, Mr. Burton served as President and Chief Executive Officer of Nat Systems, a software company.
 From 1992 through 1995, Mr. Burton was President and Chief Execu-
 tive Officer of LEGENT Corporation. Mr. Burton is also a director of Banyan System Incorporated, Netrix Corporation and Network Im-
 aging, Inc.
George C. McNamee.................................................. 50    1988
 Mr. McNamee has served as a director of the Company since 1988.
 Mr. McNamee has been Chairman of First Albany Companies, Inc., a publicly traded holding company, and its principal subsidiary,
 First Albany Corporation, since 1984. Mr. McNamee is also a direc-
 tor of Home Shopping Network, Inc.
James A. Perakis................................................... 53    1994
 Mr. Perakis has served as a director of the Company since February
 1994. Mr. Perakis has been Chairman of the Board of Directors and
 Chief Executive Officer of Hyperion Software Corporation, a busi-
 ness software company, since 1985.

BOARD AND COMMITTEE MEETINGS

  The Company has a standing Audit Committee of the Board of Directors, which reviews the Company's internal accounting control policies and procedures, considers and recommends the selection of the Company's independent accountants, reviews and approves any major accounting policy changes affecting the Company's operating results and provides the opportunity for direct contact between the Company's independent accountants and the Board. The Audit Committee met two times during fiscal 1996. The members of the Audit Committee are Messrs. Burton and McNamee.

  The Company has a standing Compensation Committee of the Board of Directors, which provides recommendations to the Board regarding compensation programs of the Company, administers the executive compensation programs and has authority to grant stock options under the Company's 1993 Stock Incentive Plan to all officers of the Company who are persons required to file reports ("Reporting Persons") pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Compensation Committee met four times during fiscal 1996. The members of the Compensation Committee are Messrs. Marvin, McNamee and Perakis.

  The Company does not have a nominating committee or committee serving a similar function. Nominations are made by and through the full Board of Directors.

  The Board of Directors met five times during fiscal 1996. Further, there were eight meetings where action was taken by written consent. Each current director attended at least 75% of the aggregate of the total number of Board meetings and the total of meetings held by all committees of the Board on which he then served.

DIRECTOR COMPENSATION

  Under the Company's 1993 Director Stock Option Plan (the "Director Option Plan"), described below under the heading "Approval of Amendments to 1993 Director Stock Option Plan," each director who is not also an employee of the Company or any subsidiary of the Company receives on the date of each annual meeting of stockholders a nonstatutory option to purchase 3,000 shares of Common Stock at an exercise price which is equal to the fair market value of the Common Stock on the date of grant. Subject to shareholder approval at the Annual Meeting of the proposed amendment to the Director Option Plan, the annual option grant to eligible directors will be a nonstatutory option to purchase 5,000 shares of Common Stock. Pursuant to the Director Option Plan, in fiscal 1996, Messrs. Burton, McNamee and Perakis each received an option to purchase 3,000 shares of Common Stock at an exercise price of $13.25 per share. In addition, each director who is not also an employee of the Company or any subsidiary of the Company receives a retainer of $5,000 per year for serving on the Board of Directors, plus $1,000 for attendance at each full meeting of the Board of Directors and $500 for attendance at each meeting of a committee on which the director serves, which meeting is not coincident with a Board of Directors meeting. Mr. Bardos has unconditionally waived his right to participate in the Director Option Plan and has also declined compensation as an outside Director.

EXECUTIVE COMPENSATION

  Summary Compensation

  The following table sets forth certain information concerning the compensation for each of the last three fiscal years of (i) the Company's Chief Executive Officer and (ii) the Company's four other most highly compensated executive officers during the fiscal year ended September 30, 1996 who were serving as executive officers of the Company on September 30, 1996 and whose salary and bonus during fiscal 1996 exceeded $100,000 (the "Named Executive Officers"):

                          SUMMARY COMPENSATION TABLE

                                                       LONG-TERM
                                                      COMPENSATION
                                  ANNUAL COMPENSATION    AWARDS
                                  --------------------------------
                                                       SECURITIES     ALL
                                                       UNDERLYING    OTHER
                                   SALARY     BONUS     OPTIONS     COMPEN-
NAME AND PRINCIPAL POSITION  YEAR    ($)     ($) (1)    (#) (2)    SATION ($)
---------------------------  ---- --------- ---------------------- ----------
Michael D. Marvin........    1996 $ 125,000 $  23,000    25,000      $  500(4)
  Chairman, Board of Di-
   rectors                   1995   125,000       --        --          500(4)
                             1994    60,000   160,000       --          --
Brian D. Owen............    1996   215,000       --        --        1,986(4)(5)
  President and Chief Ex-
   ecutive Officer (3)       1995   200,000    94,219    70,000         500(4)
                             1994   160,000    90,000       --          --
D. Joseph Gersuk.........    1996   169,907    53,710    66,000(6)   39,500(4)(7)
  Vice President, Trea-
   surer and                 1995   129,615    48,205    70,000(8)      --
  Chief Financial Officer    1994       --        --        --          --
F. Steven Weick..........    1996   180,000    38,000    40,000(9)   11,380(4)(5)(7)
  Vice President, Engi-
   neering                   1995   114,577    18,000    50,000(8)      500(4)
                             1994       --        --        --          --
Elizabeth A. Ireland.....    1996   100,000    40,000    38,400(9)      678(4)(5)
  Vice President, Market-
   ing                       1995   100,000    26,250    45,000(8)      500(4)
                             1994    70,000    25,000     3,000(8)      --

--------
(1) Represents amounts earned under the Company's incentive compensation programs.
(2) Reflects the grant of options to purchase Common Stock. The Company has never granted any stock appreciation rights.
(3) Mr. Owen resigned as an executive officer effective September 30, 1996.
(4) Represents Company contributions to employee's 401(k) account. $500 was contributed to each Named Executive Officer's account in fiscal 1996.
(5) Represents reimbursement under the Company's Employee Education Fund. Mr. Owen was reimbursed $1,486, Mr. Weick was reimbursed $880 and Ms. Ireland was reimbursed $178 through this fund in fiscal 1996.
(6) Of such option grants, an option to purchase 56,000 shares was granted as a result of an option repricing program under which previously granted options were exchanged for such option on a four-for-five basis (the "Option Repricing Program").
(7) Represents $24,000 and $10,000 loaned to Messrs. Gersuk and Weick, respectively, for relocation expenses. In accordance with their respective employment agreements, these relocation loans were forgiven during fiscal 1996. In addition, Mr. Gersuk was paid $15,000 to offset the cost of maintaining residences in both the Capital District and Connecticut.
(8) Option forfeited in connection with the Option Repricing Program. See Ten-Year Option Repricings table.
(9) Option was granted as a result of the Option Repricing Program. See Ten-Year Option Repricings table.

 Option Grants, Exercises and Year-End Values

  The following tables set forth certain information concerning option grants and exercises during the fiscal year ended September 30, 1996 to or by the Named Executive Officers and the number and value of the unexercised options held by such persons on September 30, 1996.

                     OPTION GRANTS IN THE LAST FISCAL YEAR

                                                                        POTENTIAL REALIZABLE VALUE
                                                                          AT ASSUMED ANNUAL RATES
                                                                        OF STOCK PRICE APPRECIATION
                                     INDIVIDUAL GRANTS                      FOR OPTION TERM (4)
                         ---------------------------------------------- ----------------------------
                                          PERCENT
                         NUMBER OF        OF TOTAL
                         SECURITIES       OPTIONS
                         UNDERLYING      GRANTED TO EXERCISE
                          OPTIONS        EMPLOYEES  OR BASE
                          GRANTED        IN FISCAL   PRICE   EXPIRATION
          NAME              (#)             YEAR     ($/SH)     DATE        5%($)        10%($)
          ----           ----------      ---------- -------- ---------- ------------- --------------
Michael D. Marvin.......   25,000 (1)       3.6%    $10.375    9/30/06  $     163,120 $     413,377
Brian D. Owen...........      --            --          --         --             --            --
D. Joseph Gersuk........   10,000 (2)       1.4%    $ 12.75    2/20/06         80,184       203,202
                           56,000 (2)(3)    8.0%    $ 12.00   10/19/04        352,123       858,455
F. Steven Weick.........   40,000 (2)(3)    5.7%    $ 12.00    2/24/05        264,140       650,338
Elizabeth Ireland.......    2,400 (2)(3)    0.3%    $ 12.00     2/1/04         13,592        32,485
                           36,000 (2)(3)    5.2%    $ 12.00    2/24/05        237,726       585,304

--------
(1) Option vests in full on March 31, 1997.
(2) Each option vests in six equal installments on each of the first through fifth anniversaries of the date of grant and on the day following the fifth anniversary of the date of grant.
(3) Option was granted as a result of an option repricing program, under which previously granted options were exchanged for such option on a four-for-five basis. See Ten-Year Option Repricings table.
(4) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock and the date on which the options are exercised.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                              NUMBER OF
                                             SECURITIES
                                             UNDERLYING
                                             UNEXERCISED
                                               OPTIONS      VALUE OF UNEXERCISED
                                              AT FISCAL     IN-THE-MONEY OPTIONS
                                            YEAR-END (#)  AT FISCAL YEAR-END ($)(2)
                                            ------------- -------------------------
                          SHARES
                         ACQUIRED
                            ON      VALUE
                         EXERCISE REALIZED  EXERCISABLE/        EXERCISABLE/
   NAME                    (#)     ($)(1)   UNEXERCISABLE       UNEXERCISABLE
   ----                  -------- --------- ------------- -------------------------
Michael D. Marvin.......  10,000  $  98,550 34,500/25,000     $331,448/--
Brian D. Owen...........  45,000  $ 647,325 15,000/30,000     $129,525/$259,050
D. Joseph Gersuk........     --         --  18,667/47,333           --/--
F. Steven Weick.........     --         --   6,667/33,333           --/--
Elizabeth A. Ireland....     --         --  12,866/34,534     $ 48,926/$28,789

--------
(1) Represents the difference between the exercise price and the fair market value of the Common Stock on the date of exercise.
(2) Based on the fair market value of the Common Stock on September 30, 1996 ($10.375), less the option exercise price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Messrs. Marvin, McNamee and Perakis each served as a member of the Compensation Committee during fiscal 1996. Mr. Marvin serves as the Chairman of the Board of the Company and previously served at various times as the Chief Executive Officer and President of the Company. See "Election of Directors."

REPRICING OF OPTIONS

  The following table sets forth certain information concerning options granted to the Company's executive officers that were repriced during the fiscal year ended September 30, 1996.

                          TEN-YEAR OPTION REPRICINGS

                                                                                     LENGTH OF
                                           NUMBER OF                                 ORIGINAL
                                NUMBER OF    SHARES    MARKET   EXERCISE              OPTION
                                SECURITIES UNDERLYING PRICE OF    PRICE                TERM
                                UNDERLYING  OPTIONS   STOCK AT     AT       NEW      REMAINING
                                 OPTIONS     AFTER     TIME OF   TIME OF  EXERCISE    AT DATE
                                 REPRICED  REPRICING  REPRICING REPRICING  PRICE        OF
   NAME                   DATE     (#)        (#)        ($)       ($)      ($)    REPRICING (1)
   ----                   ----  ---------- ---------- --------- --------- -------- -------------
Michael D. Marvin.......    --       --         --         --        --       --        --
 Chairman
Brian D. Owen...........    --       --         --         --        --       --        --
 President and Chief Ex-
  ecutive Officer
D. Joseph Gersuk........ 3/1/96   70,000     56,000    $ 12.00   $ 17.25  $ 12.00       103
 Vice President, Trea-
  surer and Chief Finan-
  cial Officer
F. Steven Weick......... 3/1/96   50,000     40,000    $ 12.00   $ 26.00  $ 12.00       108
 Vice President--Engi-
  neering
Elizabeth Ireland....... 3/1/96    3,000      2,400    $ 12.00   $ 19.00  $ 12.00        95
 Vice President--Market-
  ing
                         3/1/96   45,000     36,000    $ 12.00   $ 26.00  $ 12.00       108

--------
(1) Data is presented in terms of months.

COMPENSATION COMMITTEE REPORT ON REPRICING OF OPTIONS

  On February 20, 1996, the Compensation Committee of the Board of Directors of the Company approved a four-for-five repricing of certain options granted to employees pursuant to the Company's 1993 Stock Incentive Plan (the "1993 Plan").

  Because of a decline in market value of the Company's Common Stock, certain outstanding options were exercisable at prices that exceeded the market value of the Common Stock. In view of this decline and in keeping with the Company's philosophy of utilizing equity incentives to motivate and retain qualified employees, the Compensation Committee felt that it was important to regain the incentive intended to be provided by options to purchase shares of the Company's Common Stock.

  Pursuant to the terms of the repricing, 110 option holders, holding options to purchase an aggregate of 327,177 shares of the Company's Common Stock, that had exercise prices ranging from $17.25 to $35.25 per share (the "Existing Options"), were issued new options to purchase 267,741 shares at an exercise price of $12.00 per share, the closing price of the Company's Common Stock on March 1, 1996, the date of the repricing (the "New Options"). The New Options modify the exercise price of the Existing Options to which each relates, represent a four-for-five conversion of the existing options and, like the Existing Options, are governed by the 1993 Plan. The proportionate share of vested options and the remaining vesting schedule of the New Options remains the same as those of the Existing Options. The terms of the New Options are otherwise the same as the terms of the Existing Options that they replace.

                                          James A. Perakis, Chairman of the
                                           Compensation Committee
                                          George C. McNamee
                                          Michael D. Marvin

OTHER MATTERS

  In May 1996, the Company agreed to pay Mr. Marvin a base salary of $125,000 for fiscal 1996, and $5,000 per one cent ($0.01) of earnings per share beginning with the second fiscal quarter of fiscal 1996. In September 1996, Mr. Marvin's annual base salary was increased to $250,000 beginning October 1, 1996. Mr. Marvin is also eligible to earn an annual incentive payment of up to $125,000 based upon the achievement of performance goals established by the Compensation Committee. In fiscal 1996, pursuant to Mr. Marvin's agreement with the Company, Mr. Marvin received an option to purchase 25,000 of Common Stock at $10.375 per share, which option vests in full on March 31, 1997.

  Mr. Owen's annual base salary was fixed at $215,000 for fiscal 1996. Mr. Owen resigned as President and Chief Executive Officer effective September 30, 1996. Pursuant to an agreement between Mr. Owen and the Company, the Company agreed to continue to pay Mr. Owen until June 30, 1997 at the $215,000 annualized rate, during which time Mr. Owen will provide consulting and advisory services to the Chairman of the Company. Under the agreement, Mr. Owen forfeited all stock options that had been granted to him at exercise prices greater than $1.74 per share.

  In January 1996, Mr. Gersuk's annual base salary was fixed at $177,375. Mr. Gersuk is also eligible to earn an annual incentive payment of up to $52,625 based upon the achievement of certain objectives and performance goals established by the Company's Chief Executive Officer. In 1996, Mr. Gersuk was also paid $15,000 to offset expenses associated with maintaining residences in both the Capital District and Connecticut. In 1995, Mr. Gersuk borrowed from the Company $24,000, without interest, for relocation expenses, which loan was forgiven in July 1996 by the Company pursuant to the terms of Mr. Gersuk's employment agreement.

  In October 1996, Mr. Gersuk borrowed $200,000 from the Company in connection with his purchase of a home in the Capital District. This loan bears interest at a rate of five percent per annum. Of the borrowed amount, $50,000 must be repaid to the Company upon the sale of Mr. Gersuk's Connecticut residence and the remainder is due upon the earlier of (i) 90 days after the termination or cessation of Mr. Gersuk's employment by the Company and (ii) October 21, 2002. In addition, while the loan is outstanding, any proceeds received by Mr. Gersuk as a result of his sale of shares of the Company's Common Stock will be applied to the amount then outstanding under the loan.

  Mr. Weick's annual base salary is $180,000. Mr. Weick is also eligible to earn an annual incentive payment of up to $40,000 based upon the achievement of certain objectives and performance goals established by the Company's Chief Executive Officer. In addition, Mr. Weick borrowed from the Company $10,000, without interest, for relocation expenses, which loan was forgiven in February 1996 by the Company pursuant to the terms of Mr. Weick's employment agreement.

  Ms. Ireland's annual base salary is $100,000. Ms. Ireland is also eligible to earn an annual incentive payment of up to $50,000 based upon the achievement of certain objectives and performance goals established by the Company's Chief Executive Officer.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Based solely on its review of copies of reports filed by Reporting Persons of the Company pursuant to Section 16(a) of the Exchange Act or written representations from certain Reporting Persons that no Form 5 filing was required for such persons, the Company believes that during fiscal 1996 all filings required to be made by its Reporting Persons were timely made in accordance with the requirements of the Exchange Act, except that Mr. Laszlo
C. Bardos sold 20,000 shares of Common Stock on April 30, 1996, and the Form 4 reporting this transaction was filed on his behalf on May 13, 1996.

          REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

  The Company's executive compensation program is administered by the Compensation Committee. The Company's executive compensation program, consisting of base salaries, bonus awards and stock option grants is designed to attract, retain and reward executives who are responsible for leading the Company in achieving its business objectives. The Compensation Committee establishes the compensation of the Chief Executive Officer. All decisions regarding the compensation of other executive officers are presented by the Chief Executive Officer for Compensation Committee review and approval.

 Compensation Philosophy

  The Company's executive compensation philosophy is based on the belief that competitive compensation is essential to attract, motivate and retain highly qualified employees. The Company's policy is to provide total compensation that is competitive for comparable work and comparable corporate performance. The compensation program includes both motivational and retention-related compensation components. Bonuses are included to encourage effective performance relative to current plans and objectives. Stock options are included to help retain productive people and to more closely align their interests with those of stockholders.

  In executing its compensation policy, the Company seeks to relate compensation with the Company's financial performance and business objectives, reward high levels of individual performance and tie a portion of total executive compensation to the performance of the Company. While compensation survey data are useful guides for comparative purposes, the Company believes that a successful compensation program also requires the application of judgment and subjective determinations of individual performance, and the Compensation Committee applies judgment in reconciling the program's objectives with the realities of retaining valued employees.

 Executive Compensation Program

  Annual compensation for the Company's executives consists of three principal elements--base salary, cash bonus awards and stock options.

CASH COMPENSATION

  Annual cash compensation consists of two elements--base salary and bonus awards. In setting the annual cash compensation for Company executives, the Compensation Committee reviews compensation for comparable positions in a group of software companies selected by the Committee for comparison purposes. Software industry compensation surveys and outside compensation consulting firms are used as well. The Company also regularly compares its pay practices with other software companies through review of survey and proxy data.

  Increases in annual base salary are based on a review and evaluation of the performance of the operation or activity for which the executive has responsibility, the impact of that operation or activity on the Company and the skills and experience required for the job, coupled with a comparison of these elements with similar elements for other executives both within and outside the Company.

  The bonus awards for each executive are tied to financial and other performance objectives and targets, fixed by the Board of Directors for the Chief Executive Officer, and by the Chief Executive Officer for the other executive officers. During fiscal 1996, bonus awards were based in part on the Company's achievement of its goals relating to revenues and earnings per share. For the Company's sales executive and senior management, bonus awards were also based on proportionate achievement of the Company's revenue objectives. In addition, the Chief Executive Officer set other personal objectives for each executive officer, and made a subjective determination of the extent to which such personal objectives were achieved by each executive during fiscal 1996.

EQUITY OWNERSHIP

  Total compensation at the executive level also includes long-term incentives afforded by stock options. The purpose of the Company's stock option program is to (i) reinforce the mutuality of long-term interests between employees and the stockholders and (ii) to assist in the attraction and retention of executives, key managers and individual contributors who are essential to the Company's success.

  The Company's stock option program includes multi-year vesting periods to optimize the retention value of these options and to orient the Company's executives and managers to longer-term success. Generally, all stock options granted prior to July 1996 vest over a five-year period following the date of grant. In July 1996, the Board of Directors approved a change in the vesting period for all options granted under the 1993 Stock Incentive Plan subsequent to that date, from five years to equal vesting over a four-year period following the date of grant. If employees leave the Company before the vesting period, they forfeit the unvested portions of these awards. The size of the stock option awards is generally intended to reflect the significance of the recipient's current and anticipated contributions to the Company. Since the Company's initial public offering in February 1994, the exercise price of options granted by the Company has been 100% of the fair market value per share on the date of grant. The Company also has an employee stock purchase plan, which is available to all of its full-time employees, including executives but exclusive of any employee who owns, or would own after purchase under this plan, 5% or more of the total combined voting power or value of the stock of the Company or of any subsidiary. Such plan generally permits employees to purchase shares at a discount of 15% from the fair market value at the beginning or end of an offering period.

  In fiscal 1996, pursuant to the 1993 Stock Incentive Plan Mr. Marvin, the Chairman of the Company, received a nonstatutory stock option to purchase 25,000 shares of Common Stock at an option price of $10.375, and Mr. Gersuk, the Company's Vice President, Treasurer and Chief Financial Officer, received a nonstatutory stock option to purchase 10,000 shares of Common Stock at an option price of $12.75. Pursuant to an option repricing program effected in March 1996 pursuant to the 1993 Stock Incentive Plan, (i) Mr. Gersuk forfeited a nonstatutory stock option to purchase 70,000 shares at an exercise price of $17.25 in exchange for a nonstatutory stock option to purchase 56,000 shares at an exercise price of $12.00 per share, (ii) Mr. Weick, the Company's Vice President, Engineering, forfeited an incentive stock option to purchase 50,000 shares at an exercise price of $26.00 in exchange for a nonstatutory stock option to purchase 40,000 shares at an exercise price of $12.00 per share, and
(iii) Ms. Ireland, the Company's Vice President, Marketing, forfeited an incentive stock option to purchase 3,000 shares at an exercise price of $19.00 in exchange for a nonstatutory stock option to purchase 2,400 shares at an exercise price of $12.00 per share, and forfeited a nonstatutory stock option to purchase 45,000 shares at an exercise price of $26.00 in exchange for a nonstatutory stock option to purchase 36,000 shares at an exercise price of $12.00 per share.

CHIEF EXECUTIVE OFFICER FISCAL 1996 COMPENSATION

  Mr. Owen, in his capacity as President and Chief Executive Officer during fiscal 1996, was eligible to participate in the same executive compensation programs available to the Company's other senior executives. The Compensation Committee set Mr. Owen's base salary for fiscal 1996 at $215,000. The increase in Mr. Owen's base salary for fiscal 1996 was intended to maintain a salary level competitive with that of comparable companies and also reflected the Committee's subjective evaluation of Mr. Owen's achievements and performance in fiscal 1995.

 Compliance with Internal Revenue Code Section 162(m)

  Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to its chief executive officer and its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company may structure its stock options granted to executive officers in a manner that complies with the performance-based requirements of the statute and does not intend to exceed the annual limit for deductibility under Section 162(m) with respect to any executive.

                                          James A. Perakis, Chairman of the
                                            Compensation Committee
                                          George C. McNamee
                                          Michael D. Marvin

                         COMPARATIVE STOCK PERFORMANCE

  The following graph compares the cumulative total stockholder return on the Company's Common Stock with the cumulative return of (i) the CRSP Total Return Index for the Nasdaq National Market (U.S. & Foreign Companies) (the "CRSP Nasdaq Index") and (ii) the CRSP Nasdaq Total Return Industry Index for Nasdaq Computer & Data Processing Service Stocks (the "CRSP Computer & Data Index"). This graph assumes the investment of $100 on February 1, 1994, the date on which the Company's Common Stock was first publicly traded, in the Company's Common Stock, the CRSP Nasdaq Index and the CRSP Computer & Data Index and assumes dividends are reinvested. Measurement points are February 1, 1994, September 30, 1994, September 30, 1995 and September 30, 1996.

              [COMPARATIVE STOCK PERFORMANCE GRAPH APPEARS HERE]

                          FEB. 1, 1994 SEPT. 30, 1994 SEPT. 30, 1995 SEPT. 30, 1996
                          ------------ -------------- -------------- --------------
MapInfo Corporation.....      $100          $104           $107           $ 55
CRSP Nasdaq Index.......      $100          $ 96           $133           $158
CRSP Computer & Data In-
 dex....................      $100          $106           $170           $210

              APPROVAL OF AMENDMENT TO 1993 STOCK INCENTIVE PLAN

  The Board of Directors believes that the continued growth and profitability of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting and retaining key personnel. Currently, 361,100 shares remain available for future Awards (as defined below) under the Company's 1993 Stock Incentive Plan (the "1993 Plan"). Accordingly, on November 12, 1996, the Board of Directors adopted, subject to stockholder approval, an amendment to the 1993 Plan that increased from 925,000 to 1,325,000 the number of shares of Common Stock available for issuance under the 1993 Plan (subject to a proportionate adjustment for certain changes in the Company's capitalization, such as a stock split).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1993 PLAN.

  The following is a brief summary of the provisions of the 1993 Plan.

  The 1993 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, performance shares and awards of restricted stock and unrestricted stock ("Awards"). Currently, an aggregate of 925,000 shares of Common Stock may be issued pursuant to the 1993 Plan. The 1993 Plan provides that the maximum number of shares of Common Stock with respect to which options may be granted to any employee may not exceed 200,000 during any calendar year. No Award may be made under the 1993 Plan after November 23, 2003, but Awards previously granted may extend beyond that date. The 1993 Plan contains provisions relating to the disposition of Awards in the event of certain mergers, acquisitions and other extraordinary corporate transactions involving the Company.

  The 1993 Plan is administered by the Board of Directors of the Company and the Compensation Committee of the Board of Directors. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 1993 Plan, to interpret the provisions of the 1993 Plan and to terminate the 1993 Plan. The Board also has the authority to grant Awards under the 1993 Plan and to accelerate, waive or amend certain provisions of outstanding Awards. Pursuant to the terms of the 1993 Plan, the Board has appointed the Compensation Committee to administer certain aspects of the 1993 Plan, including the grant of options to Reporting Persons. No amendment to the 1993 Plan may be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for compliance with Rule 16b-3.

 Description of Awards under the 1993 Plan

  Incentive Stock Options and Nonstatutory Options. Optionees receive the right to purchase a specified number of shares of Common Stock at an option price and subject to such terms and conditions as are specified at the time of the grant. The 1993 Plan provides that the maximum number of shares of Common Stock with respect to which options may be granted to any employee may not exceed 200,000 during any calendar year. Incentive stock options and options that the Board of Directors or Compensation Committee intends to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding 10% or more of the voting stock of the Company). All other options may be granted at an exercise price that may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant.

  Stock Appreciation Rights and Performance Shares. A stock appreciation right is the right to receive any excess in value of shares of Common Stock over the exercise price awarded to a participant. A performance share award entitles the recipient to acquire shares of Common Stock upon the attainment of specified performance goals.

  Restricted and Unrestricted Stock. Restricted stock awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price from the recipient in the event that the conditions specified in the applicable stock award are not satisfied prior to the end of the applicable restriction period established for such award. The Company may also grant (or sell at a purchase price not less than 85% of the fair market value on the date of such sale) to participants shares of Common Stock free of any restrictions under the 1993 Plan.

  All of the employees, officers, directors, consultants and advisors of the Company and its subsidiaries who are expected to contribute to the Company's future growth and success, other than persons who have irrevocably elected not to be eligible, are eligible to participate in the 1993 Plan. Incentive stock options, however, may only be granted to persons eligible to receive incentive stock options under the Code. As of October 31, 1996, an aggregate of approximately 321 employees, officers and directors of the Company were eligible to receive Awards under the 1993 Plan.

  The granting of Awards under the 1993 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group. Pursuant to the 1993 Plan, during fiscal 1996 all employees, including all current officers who are not executive officers, as a group, received options to purchase 553,635 shares of Common Stock at a weighted average exercise price of $12.41 per share. In fiscal 1996, pursuant to the 1993 Plan Mr. Marvin, the Chairman of the Company, received a nonstatutory stock option to purchase 25,000 shares of Common Stock at an option price of $10.375 and Mr. Gersuk, the Company's Vice President, Treasurer and Chief Financial Officer, received a nonstatutory stock option to purchase 10,000 shares of Common Stock at an option price of $12.75. Pursuant to an option repricing program effected in March 1996 pursuant to the 1993 Plan, (i) Mr. Gersuk forfeited a nonstatutory stock option to purchase 70,000 shares at an exercise price of $17.25 in exchange for a nonstatutory stock option to purchase 56,000 shares at an exercise price of $12.00 per share,
(ii) Mr. Weick, the Company's Vice President, Engineering, forfeited an incentive stock option to purchase 50,000 shares at an exercise price of $26.00 in exchange for a nonstatutory stock option to purchase 40,000 shares at an exercise price of $12.00 per share, and (iii) Ms. Ireland, the Company's Vice President, Marketing, forfeited an incentive stock option to purchase 3,000 shares at an exercise price of $19.00 in exchange for a nonstatutory stock option to purchase 2,400 shares at an exercise price of $12.00 per share, and forfeited a nonstatutory stock option to purchase 45,000 shares at an exercise price of $26.00 in exchange for a nonstatutory stock option to purchase 36,000 shares at an exercise price of $12.00 per share.

 Federal Income Tax Consequences

  Incentive Stock Options. Generally, no taxable income will be recognized by an optionee upon the grant or exercise of an incentive stock option, and no corresponding expense deduction will be available to the Company. Generally, if an optionee holds shares acquired upon the exercise of incentive stock options until the later of (i) two years from the grant of the option and (ii) one year from the date of transfer of the purchased shares to him or her (the "Statutory Holding Period"), any gain to the optionee upon the sale of such shares will be treated as capital gain. The gain recognized upon the sale of the stock is the difference between the option price and the sale price of the stock. The net federal income tax effect on the holder of incentive stock options is to defer, until the stock is sold, taxation of any increase in the value of the shares between the time of grant to the time of exercise.

  If the optionee sells the shares acquired upon exercise of an incentive stock option prior to the expiration of the Statutory Holding Period (a "disqualifying disposition"), then generally, all or a portion of the gain recognized by the optionee will be ordinary compensation income and the remaining gain will be a capital gain. If an optionee sells the stock for less than the exercise price, then the optionee will recognize capital loss. Any capital gain or loss will be a long-term gain or loss if the shares are held for more than one year from the date of exercise.

  Nonstatutory Stock Options. As in the case of an incentive stock option, an optionee will not recognize taxable income upon the grant of a nonstatutory option. Unlike the case of an incentive stock option, however, upon exercise of a nonstatutory option an optionee generally will recognize ordinary compensation income. With respect to any Common Stock acquired upon exercise of a nonstatutory option, an optionee will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling the stock, an optionee generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the stock over the optionee's tax basis in the stock. The capital gain or loss will be a long-term gain or loss if the shares are held for more than one year from the date of exercise.

  Stock Appreciation Rights. No taxable income is recognized by the recipient upon the grant of a stock appreciation right. The recipient must recognize as ordinary income any cash delivered and the fair market value of any shares of Common Stock delivered in payment of an amount due under a stock appreciation right. Special rules apply to Reporting Persons. On the disposition by the recipient of any Common Stock received in payment of a stock appreciation right, any additional gain or any loss recognized will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year.

  Performance Shares. No taxable income is recognized by the recipient upon the grant of a performance share award. The recipient must recognize as ordinary income the fair market value of any shares of Common Stock actually delivered in accordance with the terms of the performance share award. Special rules apply to Reporting Persons. On the disposition by the recipient of any Common Stock received pursuant to a performance share award, any additional gain or any loss recognized will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year.

  Restricted Stock. Neither the Company nor the recipient of a restricted stock award will realize any federal tax consequences at the time the award is granted. If, however, the recipient makes a Section 83(b) election within 30 days of the date of the grant, then special rules will apply. Any additional gain or any loss recognized upon the disposition of the Common Stock acquired pursuant to a restricted stock award will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year.

  Tax Consequences to the Company. The grant of an Award under the Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option acquired under the Plan nor the sale of any Common Stock acquired under the Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by an optionee under the Plan. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

           APPROVAL OF AMENDMENTS TO 1993 DIRECTOR STOCK OPTION PLAN

  The Board of Directors believes that the continued growth and profitability of the Company depends upon the ability of the Company to attract and retain highly qualified non-employee directors. Accordingly, on November 12, 1996, the Board of Directors adopted, subject to stockholder approval, an amendment of the Company's Director Option Plan that amended the annual option grant under the Director Option Plan from an option to purchase 3,000 shares of Common Stock at an option exercise price equal to the fair market value of the Common Stock on the date of grant, to an option to purchase 5,000 shares of Common Stock at an option exercise price equal to the fair market value of the Common Stock on the date of grant. Additionally, on November 12, 1996, the Board of Directors adopted, subject to stockholder approval, an amendment to the Director Option Plan that increased from 20,000 to 50,000 the number of shares of Common Stock available for issuance under the Director Option Plan (subject to proportionate adjustment for certain changes in the Company's capitalization, such as a stock split).

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENTS TO THE DIRECTOR OPTION PLAN.

  The following is a brief summary of the provisions of the Director Option
Plan.

  Each director who is not also an employee of the Company or any subsidiary of the Company receives on the date of each annual meeting of stockholders a nonstatutory option to purchase shares of Common Stock of the Company. The amendments to the Director Option Plan submitted to the stockholders for approval will increase the number of shares reserved for issuance under the Director Option Plan from 20,000 to 50,000 shares of Common Stock, and will increase the annual option grant from an option to purchase 3,000 shares of the Company's Common Stock, to an option to purchase 5,000 shares of the Company's Common Stock. To date, options to purchase 15,836 shares of the Company's Common Stock have been granted under the Director Option Plan, and 4,164 shares are available for grant under the Plan.

  In the event an optionee ceases to serve as a director, each option granted under the Director Option Plan may be exercised by the optionee at any time within 12 months after the date of cessation of service to the extent such option was exercisable at the time of such cessation of service. Notwithstanding the foregoing, no option is exercisable after the expiration of ten years from the date of grant. An option granted under the Director Option Plan, unless otherwise determined by the Board of Directors, is nontransferable otherwise than by the laws of descent and distribution and may be exercised during the lifetime of the optionee only by such optionee. The Director Option Plan contains provisions relating to the disposition of options in the event of certain mergers, acquisitions and other extraordinary corporate transactions involving the Company.

  The Director Option Plan is administered by the Company's Board of Directors. The Board of Directors may suspend, discontinue or amend the Director Option Plan, provided, however, that without approval of the stockholders of the Company, no amendment may change the number of shares subject to the Director Option Plan (except as otherwise provided in such plan), change the designation of the class of directors eligible to receive options, or materially increase the benefits accruing to participants under the Director Option Plan. The Director Option Plan may not be amended more than once in any six-month period. For a description of the federal income tax consequences of nonstatutory stock options granted under the Director Option Plan, see "Approval of Amendment to 1993 Stock Incentive Plan--Federal Income Tax Consequences" above.

  During fiscal 1996, Messrs. Burton, McNamee and Perakis were each granted an option under the Director Option Plan to purchase 3,000 shares of Common Stock at an exercise price of $13.25. On the date of the Annual Meeting, if the amendment to the Director Option Plan is approved, each of the Company's non-employee directors nominated for re-election (currently, Messrs. Burton, McNamee and Perakis) will receive an option grant under the Director Option Plan to purchase 5,000 shares of Common Stock. Mr. Bardos, also a non-employee director nominated for re-election, has unconditionally waived his right to participate in the Director Option Plan.

          APPROVAL OF AMENDMENT TO 1993 EMPLOYEE STOCK PURCHASE PLAN

  The Board of Directors believes that the continued growth and profitability of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting and retaining key personnel. Currently 34,344 shares remain available for future purchases under the Company's 1993 Employee Stock Purchase Plan (the "1993 Stock Purchase Plan"). Accordingly, on November 12, 1996, the Board of Directors adopted, subject to stockholder approval, an amendment to the 1993 Stock Purchase Plan that increased from 100,000 to 200,000 the number of shares of Common Stock available for purchase by employees under the 1993 Stock Purchase Plan (subject to proportionate adjustment for certain changes in the Company's capitalization, such as a stock split).

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1993 STOCK PURCHASE PLAN.

  The following is a brief summary of the provisions of the 1993 Stock Purchase Plan.

  Currently, an aggregate of 100,000 shares of Common Stock may be issued pursuant to the 1993 Stock Purchase Plan. The 1993 Stock Purchase Plan, which is implemented through offerings, each approximately six months in length (provided that the Board may specify a shorter period or longer period of less than twelve months), provides eligible employees the opportunity to purchase shares of the Company's Common Stock at a discounted price.

  Each employee of the Company and its eligible subsidiaries, including an officer or director who is also an employee, is eligible to participate in the 1993 Stock Purchase Plan, provided he or she (i) is employed by the Company or any eligible subsidiary on the applicable offering commencement date, (ii) is regularly employed by the Company or any eligible subsidiary for 20 or more hours per week and for more than five months in a calendar year and (iii) has been employed by the Company or any eligible subsidiary for at least three months (or such period as may be determined by the Board or the Compensation Committee) prior to enrolling in the 1993 Stock Purchase Plan. An employee may elect to have a whole number percentage from 1% to up to 10% withheld from his or her base pay for purposes of purchasing shares under the 1993 Stock Purchase Plan, subject to certain limitations on the maximum number of shares that may be purchased. The price at which shares may be purchased during each offering will be the lower of (i) 85% of the closing price of the Common Stock as reported on the Nasdaq National Market on the date that the offering commences or (ii) 85% of the closing price of the Common Stock as reported on the Nasdaq National Market on the date that the offering terminates.

  The 1993 Stock Purchase Plan is administered by the Board of Directors of the Company and the Compensation Committee of the Board of Directors. The Board and the Compensation Committee have the authority to make rules and regulations for the administration of the 1993 Stock Purchase Plan. Pursuant to the terms of the 1993 Stock Purchase Plan, the Board has appointed the Compensation Committee to administer certain aspects of the 1993 Stock Purchase Plan. The Board may at any time terminate or amend the 1993 Stock Purchase Plan, provided that no such amendment may be made without prior approval of the stockholders of the Company if such approval is required by Rule 16b-3 under the Exchange Act or Section 423 of the Code, and in no event may any amendment be made which would cause the 1993 Stock Purchase Plan to fail to comply with Section 16 of the Exchange Act and the rules promulgated thereunder or Section 423 of the Code. The 1993 Stock Purchase Plan contains provisions relating to the disposition of options in the event of certain mergers, acquisitions and other extraordinary corporate transactions involving the Company.

  As of October 31, 1996, approximately 317 employees were eligible to participate in the 1993 Stock Purchase Plan.

  The purchase of shares under the 1993 Stock Purchase Plan is discretionary, and the Company cannot now determine the number of shares to be purchased in the future by any particular person or group. The following table, however, sets forth the benefits received in fiscal 1996 by the Named Executive Officers, individually and as a group, by non-executive directors as a group and by non-executive officer employees as a group under the 1993 Stock Purchase Plan.

                                 PLAN BENEFITS

                                                                  DOLLAR NUMBER
                                                                  VALUE    OF
                           NAME AND POSITION                      ($)(1) SHARES
                           -----------------                      ------ ------
      Michael D. Marvin.......................................... $2,344  1,347
       Chairman, Board of Directors
      Brian D. Owen..............................................  3,373  1,874
       President and Chief Executive Officer
      D. Joseph Gersuk...........................................  3,067  1,781
       Vice President, Treasurer and Chief Financial Officer
      F. Steven Weick............................................  2,251  1,332
       Vice President, Engineering
      Elizabeth Ireland..........................................    --     --
       Vice President, Marketing
      Executive Group............................................ 11,035  6,334
      Non-Executive Director Group...............................    --     --
      Non-Executive Officer Employee Group....................... 62,415 35,814

--------
(1) Represents the difference between the purchase price of shares purchased in fiscal 1996 and the fair market value of the underlying shares of Common Stock on the date of purchase.

 Federal Income Tax Consequences

  The 1993 Stock Purchase Plan is intended to qualify as an "Employee Stock Purchase Plan" within the meaning of Section 423 of the Code, which provides that the participant does not have to pay any federal income tax upon joining the 1993 Stock Purchase Plan or when an offering ends and he or she receives shares of the Common Stock. The participant is, however, required to pay federal income tax on the difference, if any, between the price at which he or she sells the shares and the price that he or she paid for them. If the participant has owned the shares for more than one year and disposes of them at least two years after the day the offering commenced, he or she will be taxed as follows. If the market price of the shares on the date they are sold is equal to or less than the price paid for the shares under the 1993 Stock Purchase Plan, the participant will incur a long-term capital loss in the amount equal to the price paid over the sale price. If the sale price is higher than the price paid under the 1993 Stock Purchase Plan, the participant will recognize ordinary income in an amount equal to the lesser of (i) the market price of the shares on the day the offering commenced over the price paid or (ii) the excess of the sale price over the price paid. Any further gain is treated as a long-term capital gain.

  If the employee sells the shares before he or she has owned them for more than one year or before the expiration of a two-year period commencing on the day the offering period commenced, the employee will have to recognize ordinary income on the amount of the difference between the purchase price and the market price of shares on the date of purchase and the Company will receive an expense deduction for the same amount, subject to the limitations of Section 162(m) of the Code. The employee will recognize a capital gain or loss (long or short term, depending on the period the employee has owned the shares) for the difference between the sales price and the fair market value on the date of purchase. Other than as described above, the Company will not be entitled to a tax deduction upon the purchase or sale of shares under the 1993 Stock Purchase Plan.

             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board of Directors, at the recommendation of the Audit Committee, has selected the firm of Coopers & Lybrand L.L.P. as the Company's independent accountants for the current fiscal year. Coopers & Lybrand L.L.P. has served as the Company's independent accountants since inception. Although stockholder approval of the Board of Directors' selection of Coopers & Lybrand L.L.P. is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board of Directors will reconsider its selection of Coopers & Lybrand L.L.P. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                             STOCKHOLDER PROPOSALS

  Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company at its principal office in Troy, New York no later than September 12, 1997 for inclusion in the proxy statement for that meeting.

                                 OTHER MATTERS

  The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters. All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, telecopy and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.

                                          By Order of the Board of Directors,

                                          JOHN F. HALLER,
                                          Secretary

January 10, 1997

  THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                              MapInfo Corporation

                        1993 Director Stock Option Plan
                        -------------------------------


     1.  Purpose
         -------

     The purpose of this 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

     2.  Administration
         --------------

     The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.

     3.  Participation in the Plan
         -------------------------

     Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

     4.  Stock Subject to the Plan
         -------------------------

     (a) The maximum number of shares which may be issued under the Plan shall be 20,000 shares of the Company's Common Stock, par value $.002 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan.

     (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

     (c) All options granted under the Plan shall be

non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time (the "Code").

     5.  Terms, Conditions and Form of Options
         -------------------------------------

     Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

     (a) Option Grants.  On the date of each annual meeting of stockholders of
         -------------
the Company, the Company shall grant to each eligible director an option for such number of shares of Common Stock equal to $20,000 divided by the option exercise price per share for each such option (the "Annual Option").

     (b) Option Exercise Price.  The option exercise price per share for each
         ---------------------
option granted under the Plan shall equal (i) the last reported sales price per share of the Company's Common Stock on the NASDAQ National Market System (or, if the Company is traded on a nationally recognized securities exchange on the date of grant, the reported closing sales price per share of the Company's Common Stock by such exchange) on the date of grant (or if no such price is reported on such date such price as reported on the nearest preceding day) or (ii) if the Common Stock is not traded on NASDAQ or an exchange, the fair market value per share on the date of grant as most recently determined by the Board of Directors.

     (c) Options Non-Transferable.  Each option granted under the Plan by its
         ------------------------
terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (d) Exercise Period.  Each Annual Option shall become exercisable at the
         ---------------
end of nine years and nine months after the date of grant, provided that such
                                                           --------
option shall become exercisable one year after the date of grant if the director has attended during such year at least 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees on which he then served. In the event an optionee ceases to serve as a director, each such option may be exercised by the optionee (or, in the event of his death, by his administrator, executor or heirs), at any time within 12 months after the optionee ceases to serve as a director, to the extent such option was exercisable at the time of such cessation of service.
Notwithstanding the foregoing, no option shall be exercisable after the expiration of ten years from the date of grant.

     (e) Exercise Procedure.  Options may be exercised only by written notice to
         ------------------
the Company at its principal office accompanied by (i) payment in cash of the full consideration for the shares as to which they are exercised or (ii) an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

     6.  Assignments
         -----------

     The rights and benefits of participants under the Plan may not be assigned, whether voluntarily or by operation of law, except as provided in Section 5(d).

     7.  Effective Date
         --------------

     The Plan shall become effective immediately upon its adoption by the Board of Directors, but all grants of options shall be conditional upon the approval of the Plan by the stockholders of the Company within 12 months after adoption of the Plan by the Board of Directors.

     8.  Limitation of Rights
         --------------------

     (a) No Right to Continue as a Director.  Neither the Plan, nor the granting
         ----------------------------------
of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

     (b) No Stockholders' Rights for Options.  An optionee shall have no rights
         -----------------------------------
as a stockholder with respect to the shares covered by his options until the date of the issuance to him of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 9) for which the record date is prior to the date such certificate is issued.

     9.  Changes in Common Stock
         -----------------------

     (a) If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments.

     (b) In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company are acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or successor corporation (or an affiliate thereof), or (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidations unless exercised by the optionee within a specified number of days following the date of such notice.

  10.  Amendment of the Plan
       ---------------------

     The Board of Directors may suspend or discontinue the Plan or review or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company no revision or amendment shall change the number of shares subject to the Plan (except as provided in Section 9), change the designation of the class of directors eligible to receive options, or materially increase the benefits accruing to participants under the Plan. The Plan may not be amended more than once in any six-month period.

  11.  Governing Law
       -------------

     The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York.



                                  Adopted by the Board of Directors
                                  on November 23, 1993

                                  Approved by the stockholders
                                  on December 8, 1993

             AMENDMENT NO. 1 TO THE 1993 DIRECTOR STOCK OPTION PLAN

                             OF MAPINFO CORPORATION


     The first sentence of Subsection 5(a) of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety to provide as follows:

     "(a) Option Grants.  On the date of each annual meeting of stockholders of
          -------------
the Company, the Company shall grant to each eligible director an option for such number of shares of Common Stock equal to $40,000 divided by the option exercise price per share for each stock option (the "Annual Option")."

                                   Adopted by the Board of Directors on
                                   December 9, 1994

                                   Approved by the Stockholders
                                   on January 20, 1995

             AMENDMENT NO. 2 TO THE 1993 DIRECTOR STOCK OPTION PLAN

                             OF MAPINFO CORPORATION


     The first sentence of Subsection 5(a) of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

     "(a) Option Grants.  On the date of each annual meeting of stockholders of
          -------------
the Company, the Company shall grant to each eligible director an option for 3,000 shares of Common Stock (the "Annual Option")."

                                        Adopted by the Board of Directors on
                                        December 19, 1995

                                        Approved by the Stockholders on
                                        February 2, 1996

             AMENDMENT NO. 3 TO THE 1993 DIRECTOR STOCK OPTION PLAN

                             OF MAPINFO CORPORATION


     Subsection 4(a) of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

     "(a) The maximum number of shares which may be issued under the Plan shall be 50,000 shares of the Company's Common Stock, par value $.002 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan."

     The first sentence of Subsection 5(a) of the Plan is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

     "(a) Option Grants.  On the date of each annual meeting of stockholders of
          -------------
the Company, the Company shall grant to each eligible director an option for 5,000 shares of Common Stock (the "Annual Option")."


                                          Adopted by the Board of Directors on
                                          November 12, 1996

             AMENDMENT NO. 4 TO THE 1993 DIRECTOR STOCK OPTION PLAN

                             OF MAPINFO CORPORATION


     Section 5(c) of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety to provide as follows:

     "(c) Options Non-Transferable. Except as otherwise provided in the option
          ------------------------
agreement evidencing the option grant, each option granted under the Plan shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him."

     Section 10 of the Plan is hereby amended and restated in its entirety to read as follows:

     "10. Amendment of the Plan.  The Board of Directors may at any time, and
          ----------------------
from time, modify, terminate or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Company is required as to such modification or amendment under any applicable tax or regulatory requirement, the Board of Directors may not effect such modification or amendment without such approval."

                                      Adopted by the Board of Directors on
                                      December 9, 1996

                              MapInfo Corporation

                           1993 Stock Incentive Plan
                           -------------------------



Section 1.  Purpose
            -------

     The purpose of this 1993 Stock Incentive Plan (the "Plan") is to advance the interests of MapInfo Corporation by enhancing its ability to attract and retain key employees, consultants and others who are in a position to contribute to the Company's future growth and success.

Section 2.  Definitions
            -----------

     "Award" means any Option, Stock Appreciation Right, Performance Share, Restricted Stock or Unrestricted Stock awarded under the Plan.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means a committee of not less than two members of the Board appointed by the Board to administer the Plan, provided that if and when the Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3").

     "Common Stock" or "Stock" means the Common Stock, $.002 par value per share, of the Company.

     "Company" means MapInfo Corporation and, except where the content otherwise requires, all present and future subsidiaries of the Company as defined in Sections 424(f) of the Code.

     "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

     "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Board in good faith or in the manner established by the Board from time to time.

     "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is intended to meet the requirements of Section 422 of the Code or any successor provision.

     "Nonstatutory Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is not intended to be an Incentive Stock Option.

     "Option" means an Incentive Stock Option or a Nonstatutory Stock Option.

     "Participant" means a person selected by the Board to receive an Award under the Plan.

     "Performance Shares" mean shares of Common Stock which may be earned by the achievement of performance goals awarded to a Participant under Section 8.

     "Reporting Person" means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

     "Restricted Period" means the period of time selected by the Board during which shares subject to a Restricted Stock Award may be repurchased by or forfeited to the Company.

     "Restricted Stock" means shares of Common Stock awarded to a Participant under Section 9.

     "Stock Appreciation Right" or "SAR" means a right to receive any excess in Fair Market Value of shares of Common Stock over the exercise price awarded to a Participant under Section 7.

     "Unrestricted Stock" means shares of Common Stock awarded to a Participant under Section 9(c).

Section 3.  Administration
            --------------

     The Plan will be administered by the Board. The Board shall have authority to make Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable from time to time, and to interpret the provisions of the Plan. The Board's decisions shall be final and binding. No member of the Board shall be liable for any action or determination relating to the Plan made in good faith. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons and all determinations under the Plan with respect thereto, provided that the Board shall fix the maximum amount of such Awards to be made by such executive officers and a maximum amount for any one Participant. To the extent permitted by applicable law, the Board may appoint a Committee to administer the Plan and, in such event, all references to the Board in the Plan shall mean such Committee or the Board. All decisions by the Board or the Committee pursuant to the Plan shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

Section 4.  Eligibility
            -----------

     All of the Company's employees, officers, directors, consultants and advisors who are expected to contribute to the Company's future growth and success, other than persons who have irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be awarded only to persons eligible to receive Incentive Stock Options under the Code.

Section 5.  Stock Available for Awards
            --------------------------

     (a) Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 400,000 shares of Common Stock. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan, subject, however, in the case of Incentive Stock Options, to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) In the event that the Board, in its sole discretion, determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Board, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Board may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

     (c) The Board may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a subsidiary of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances. The shares which may be delivered under such substitute Awards shall be in addition to the maximum number of shares provided for in Section 5(a) only to the extent that the substitute Awards are both (i) granted to persons whose relationship to the Company does not make (and is not expected to make) them Reporting Persons; and (ii) granted in substitution for awards issued under a plan approved, to the extent then required under Rule 16b-3, by the stockholders of the entity which issued such predecessor awards.

Section 6.  Stock Options
            -------------

     (a)  General.
          -------

     (i) Subject to the provisions of the Plan, the Board may award Incentive Stock Options and Nonstatutory Stock Options, and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code, or any successor provision, and any regulations thereunder.

     (ii) The Board shall establish the exercise price at the time each Option is awarded. In the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award.

     (iii) Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award or thereafter. The Board may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

     (iv) Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or check in an amount equal to the exercise price of such Options or, to the extent permitted by the Board at or after the award of the Option, by (A) delivery of shares of Common Stock of the Company owned by the optionee for at least six months (or such shorter period as is approved by the Board), valued at their Fair Market Value, (B) delivery of a promissory note of the optionee to the Company on terms determined by the Board,
(C) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (D) payment of such other lawful consideration as the Board may determine, or (E) any combination of the foregoing.

     (v) The Board may provide for the automatic award of an Option upon the delivery of shares to the Company in payment of the exercise price of an Option for up to the number of shares so delivered.

     (vi) The Board may at any time accelerate the time at which all or any part of an Option may be exercised.

     (b)  Incentive Stock Options.
          -----------------------

     Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

     (i) All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options. The Option exercise period shall not exceed ten years from the date of grant.

     (ii) If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rule of Section 424(b) and of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

     (x) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

     (y) The option exercise period shall not exceed five years from the date of grant.

     (iii) For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.

     (iv) No Incentive Stock Option may be exercised unless, at the time of such exercise, the Participant is, and has been continuously since the date of grant of his or her Option, employed by the Company, except that:

     (x) an Incentive Stock Option may be exercised within the period of three months after the date the Participant ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such Option may
            --------
designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a Nonstatutory Stock Option under the Plan;

     (y) if the Participant dies while in the employ of the Company, or within three months after the Participant ceases to be such an employee, the Incentive Stock Option may be exercised by the Participant's Designated Beneficiary within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Option agreement); and

     (z) if the Participant becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date of death (or within such lesser period as may be specified in the Option agreement).

For all purposes of the Plan and any Option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

Section 7.  Stock Appreciation Rights
            -------------------------

     (a) The Board may grant Stock Appreciation Rights entitling recipients on exercise of the SAR to receive an amount, in cash or Stock or a combination thereof (such form to be determined by the Board), determined in whole or in part by reference to appreciation in the Fair Market Value of the Stock between the date of the Award and the exercise of the Award. A Stock Appreciation Right shall entitle the Participant to receive, with respect to each share of Stock as to which the SAR is exercised, the excess of the share's Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted. The Board may also grant Stock Appreciation Rights that provide that, following a change in control of the Company (as defined by the Board at the time of the Award), the holder of such SAR will be entitled to receive, with respect to each share of Stock subject to the SAR, an amount equal to the excess of a specified value (which may include an average of values) for a share of Stock during a period preceding such change in control over the Fair Market Value of a share of Stock on the date the SAR was granted.

     (b) Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan. A Stock Appreciation Right granted in tandem with an Option which is not an Incentive Stock Option may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be granted only at the time the Option is granted.

     (c) When Stock Appreciation Rights are granted in tandem with Options, the following provisions will apply:

     (i) The Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option.

     (ii) The Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right.

     (iii) The Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right.

     (iv) The Stock Appreciation Right will be transferable only with the related Option.

     (v) A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be exercised only when the market price of the Stock subject to the Option exceeds the exercise price of such option.

     (d) A Stock Appreciation Right not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify.

     (e) The Board may at any time accelerate the time at which all or any part of the SAR may be exercised.

Section 8.  Performance Shares
            ------------------

     (a) The Board may make Performance Share Awards entitling recipients to acquire shares of Stock upon the attainment of specified performance goals. The Board may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Board may rely on the performance goals and other standards applicable to other performance plans of the Company in setting the standards for Performance Share Awards under the Plan.

     (b) Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

     (c) A Participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to an Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the agreement evidencing the Performance Share Award.

     (d) The Board may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

Section 9.  Restricted and Unrestricted Stock
            ---------------------------------

     (a) The Board may grant Restricted Stock Awards entitling recipients to acquire shares of Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable Restricted Period or Restricted Periods established by the Board for such Award. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives.

     (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board, during the applicable Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the Restricted Period, the Company (or such designee) shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

     (c) The Board may, in its sole discretion, grant (or sell at a purchase price determined by the Board, which shall not be lower than 85% of Fair Market Value on the date of sale) to Participants shares of Stock free of any restrictions under the Plan ("Unrestricted Stock").

     (d) The purchase price for each share of Restricted Stock and Unrestricted Stock shall be determined by the Board of Directors and may not be less than the par value of the Common Stock. Such purchase price may be paid in the form of past services or such other lawful consideration as is determined by the Board.

     (e) The Board may at any time accelerate the expiration of the Restricted Period applicable to all, or any particular, outstanding shares of Restricted Stock.

Section 10.  General Provisions Applicable to Awards
             ---------------------------------------

     (a) Applicability of Rule 16b-3.  Those provisions of the Plan which make
         ---------------------------
an express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Securities Exchange Act of 1934, or any successor provision, and then only to Reporting Persons.

     (b) Reporting Person Limitations.  Notwithstanding any other provision of
         ----------------------------
the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3, (i) any Option, SAR, Performance Share Award or other similar right related to an equity security issued under the Plan to a Reporting Person shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder, and shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative, and (ii) the selection of a Reporting Person as a Participant and the terms of his or her Award shall be determined only in accordance with the applicable provisions of Rule 16b-3.

     (c) Documentation.  Each Award under the Plan shall be evidenced by an
         -------------
instrument delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable. Such instruments may be in the form of agreements to be executed by both the Company and the Participant, or certificates, letters or similar documents, acceptance of which will evidence agreement to the terms thereof and of this Plan.

     (d) Board Discretion.  Each type of Award may be made alone, in addition to
         ----------------
or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of award or at any time thereafter.

     (e) Termination of Status.  Subject to the provisions of Section 6(b)(iv),
         ---------------------
the Committee shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other termination of employment or other status of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may exercise rights under such Award.

     (f) Mergers, Etc.  In the event of a consolidation, merger or other
         ------------
reorganization in which all of the outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity (as "Acquisition") or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions as to outstanding Awards: (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to Participants, provide that all unexercised Options or SARs will terminate immediately prior to the consummation of such transaction unless exercised by the Participant within a specified period following the date of such notice, (iii) in the event of an Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Acquisition (the "Acquisition Price"), make or provide for a cash payment to Participants equal to the amount by which (A) the Acquisition Price times the number of shares of Common Stock subject to outstanding Options or SARs (to the extent such Options or SARs are then exercisable or would become exercisable on the date 18 months after the effective date of such Acquisition) exceeds (B) the aggregate exercise price of all such outstanding Options or SARs, in exchange for the termination of such Options and SARs, and (iv) provide that all or any outstanding Awards shall become exercisable or realizable in full prior to the effective date of such Acquisition.

     (g) Withholding.  The Participant shall pay to the Company, or make
         -----------
provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Board's discretion, and subject to such conditions as the Board may establish, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

     (h) Foreign Nationals.  Awards may be made to Participants who are foreign
         -----------------
nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

     (i) Amendment of Award. The Board may amend, modify or terminate any
         ------------------
outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     (j) Cancellation and New Grant of Options.  The Board of Directors shall
         -------------------------------------
have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled Options or (ii) the amendment of the terms of any and all outstanding Options under the Plan to provide an option exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Options.

     (k) Conditions on Delivery of Stock.  The Company will not be obligated to
         -------------------------------
deliver any shares of Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (iii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (iv) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

Section 11.  Miscellaneous
             -------------

     (a) No Right To Employment or Other Status.  No person shall have any claim
         --------------------------------------
or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or service for the Company. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (b) No Rights As Stockholder.  Subject to the provisions of the applicable
         ------------------------
Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the record holder thereof.

     (c) Exclusion from Benefit Computations.  No amounts payable upon exercise
         -----------------------------------
of Awards granted under the Plan shall be considered salary, wages or compensation to Participants for purposes of determining the amount or nature of benefits that Participants are entitled to under any insurance, retirement or other benefit plans or programs of the Company.

     (d) Effective Date and Term.  Subject to the approval of the stockholders
         -----------------------
of the Company, the Plan shall be effective on November 23, 1993. Prior to such approval, Awards may be made under the Plan expressly subject to such approval. No Award may be made under the Plan after November 23, 2003, but Awards previously granted may extend beyond that date.

     (e) Amendment of Plan.  The Board may amend, suspend or terminate the Plan
         -----------------
or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for compliance with Rule 16b-3. Prior to any such approval, Awards may be made under the Plan expressly subject to such approval.

     (f) Governing Law.  The provisions of the Plan shall be governed by and
         -------------
interpreted in accordance with the laws of the State of New York.


                                        Adopted by the Board of Directors
                                        on November 23, 1993

                                        Approved by the Stockholders
                                        on December 8, 1993

                AMENDMENT NO. 1 TO THE 1993 STOCK INCENTIVE PLAN

                             OF MAPINFO CORPORATION


     The first sentence of Subsection 5(a) of the 1993 Stock Incentive Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety to provide as follows:

     "Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 675,000 shares of Common Stock."

     Subsection 8(e) of the Plan is hereby added to the Plan to provide as follows:

     "(e) Subject to adjustment as provided in Subsection 5(b) above, the maximum number of shares with respect to which Options may be granted to any employee under the Plan shall not exceed 200,000 shares of Common Stock during any one calendar year. For purposes of calculating such maximum number, (a) an Option shall continue to be treated as outstanding notwithstanding its repricing, cancellation or expiration and (b) the repricing of an outstanding Option or the issuance of a new Option in substitution for a cancelled Option shall be deemed to constitute the grant of a new additional Option separate from the original grant of the Option that is repriced or cancelled."

                                        Adopted by the Board of Directors on
                                        December 9, 1994

                                        Approved by the Stockholders
                                        on January 20, 1995

                AMENDMENT NO. 2 TO THE 1993 STOCK INCENTIVE PLAN

                             OF MAPINFO CORPORATION


     The first sentence of Subsection 5(a) of the 1993 Stock Incentive Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

     "Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 925,000 shares of Common Stock."

                                        Adopted by the Board of Directors on
                                        October 20, 1995

                                        Approved by the Stockholders on
                                        February 2, 1996

                AMENDMENT NO. 3 TO THE 1993 STOCK INCENTIVE PLAN

                             OF MAPINFO CORPORATION


     The first sentence of Subsection 5(a) of the 1993 Stock Incentive Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

     "Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 1,325,000 shares of Common Stock."

                                           Adopted by the Board of Directors on
                                           November 12, 1996

                AMENDMENT NO. 4 TO THE 1993 STOCK INCENTIVE PLAN

                             OF MAPINFO CORPORATION


     The definition of "Committee" contained in Section 2 of the 1993 Stock Incentive Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, to provide as follows:

"'Committee' means a committee of not less than two members of the Board appointed by the Board to administer the Plan, provided that if and when the Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, each member of the Committee shall be a "Non-Employee Director", as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), and an "Outside Director", as such term is defined in the Code."

                                             Adopted by the Board of Directors
                                             on December 9, 1996

                              MapInfo Corporation

                       1993 Employee Stock Purchase Plan
                       ---------------------------------

     The purpose of this Plan is to provide eligible employees of MapInfo Corporation (the "Company") and certain of its subsidiaries with opportunities to purchase shares of the Company's common stock, $.002 par value per share (the "Common Stock"). 100,000 shares of Common Stock in the aggregate have been approved for this purpose.

     1.  Administration.  The Plan will be administered by the Company's Board
         --------------
of Directors (the "Board") or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

     2.  Eligibility.  Participation in the Plan will neither be permitted nor
         -----------
denied contrary to the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. All employees of the Company, including Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

     (a) they are regularly employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

     (b) they have been employed by the Company or a Designated Subsidiary for at least three months (or such number of days as may be determined by the Board of Directors or Committee) prior to enrolling in the Plan; and

     (c) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

     No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

     3.  Offerings.  The Company will make one or more offerings ("Offerings")
         ---------
to employees to purchase stock under this Plan. Offerings will begin on such dates as may be determined by the Board of Directors or the Committee (the "Offering Commencement Dates"). Each Offering Commencement Date will begin an approximately six-month period (a "Plan Period") during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee may, at its discretion, choose different Plan Periods of twelve (12) months or less for Offerings.

     4.  Participation.  An employee eligible on the Offering Commencement Date
         -------------
of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee's appropriate payroll office at least seven days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term "Compensation" means the amount of money reportable on the employee's Federal Income Tax Withholding Statement, excluding, to the extent determined by the Board or the Committee, overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee's Federal Income Tax Withholding Statement, and including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee.

     5.  Deductions.  The Company will maintain payroll deduction accounts for
         ----------
all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction up to a maximum of 10% of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made, subject to such lesser maximum rate as may be determined by the Board of Directors or Committee prior to the applicable Offering Commencement Date. Subject to the foregoing, payroll deductions may be at the rate of 1%, 2%, 3%, 4%, 5%, 6%, 7%, 8%, 9% or 10% of Compensation.

     No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Common Stock under this Plan and any other stock purchase plan of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

     6.  Deduction Changes.  An employee may decrease or discontinue his payroll
         -----------------
deduction once during any Plan Period, by filing a new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

     7.  Interest.  Interest will not be paid on any employee accounts, except
         --------
to the extent that the Board or its Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

     8.  Withdrawal of Funds.  An employee may at any time prior to the close of
         -------------------
business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee's account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee, except that employees who are also directors or officers of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules promulgated there under may not participate again for a period of at least six months as provided in Rule 16b-3(d)(2)(i) or any successor provision.

     9.  Purchase of Shares.  On the Offering Commencement Date of each Plan
         ------------------
Period, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, such number of whole shares of Common Stock of the Company reserved for the purposes of the Plan as does not exceed the number of shares determined by dividing 15% of such employee's annualized Compensation for the immediately prior six-month period by the price determined in accordance with the formula set forth in the following paragraph but using the closing price on the Offering Commencement Date of such Plan Period.

     The purchase price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or
(ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, or (b) the closing price of the Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street
                                                             ---------------
Journal.  If no sales of Common Stock
-------
were made on such a day, the price of the Common Stock for purposes of clauses
(a) and (b) above shall be the reported price for the next preceding day on which sales were made.

     Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for pursuant to the formula set forth above (but not in excess of the maximum number determined in the manner set forth above).

     Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee's payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee's account shall be refunded.

     10.  Issuance of Certificates.  Certificates representing shares of Common
          ------------------------
Stock purchased under the Plan may be issued only in the name of the employee, or in the name of the employee and another person of legal age as joint tenants with rights of survivorship.

     11.  Rights on Retirement, Death, or Termination of Employment.  In the
          ---------------------------------------------------------
event of a participating employee's termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee's estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

     12.  Optionees Not Stockholders.  Neither the granting of an Option to an
          --------------------------
employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

     13.  Rights Not Transferable.  Rights under this Plan are not transferable
          -----------------------
by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

     14.  Application of Funds.  All funds received or held by the Company under
          --------------------
this Plan may be combined with other corporate funds and may be used for any corporate purpose.

     15.  Adjustment in Case of Changes Affecting Common Stock.  In the event of
          ----------------------------------------------------
a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

     16.  Merger.  If the Company shall at any time merge or consolidate with
          ------
another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation ("Continuity of Control"), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger, and the Committee shall take such steps in connection with such merger as the Committee shall deem necessary to assure that the provisions of Paragraph 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

     In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an

Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

     17.  Amendment of the Plan.  The Board may at any time, and from time to
          ---------------------
time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code or by Rule 16b-3 under the Exchange Act, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 16 of the Exchange Act and the rules promulgated thereunder, as in effect from time to time, or Section 423 of the Code.

     18.  Insufficient Shares.  In the event that the total number of shares of
          -------------------
Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot, in such manner as it may determine, the shares then available.

     19.  Termination of the Plan.  This Plan may be terminated at any time by
          -----------------------
the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

     20.  Governmental Regulations.  The Company's obligation to sell and
          ------------------------
deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the NASDAQ and the approval of all governmental authorities required in connection with the authorization, issuance, or sale of such stock.

     The Plan shall be governed by New York law except to the extent that such law is preempted by federal law.

     The Plan is intended to comply with the provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Any provision inconsistent with such Rule shall to that extent be inoperative and shall not affect the validity of the Plan.

     21.  Issuance of Shares.  Shares may be issued upon exercise of an Option
          ------------------
from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

     22.  Notification upon Sale of Shares.  Each employee agrees, by entering
          --------------------------------
the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

     23.  Effective Date and Approval of Shareholders.  The Plan shall take
          -------------------------------------------
effect upon the closing of the initial public offering of Common Stock of the Company, subject to approval by the shareholders of the Company as required by Rule 16b-3 under the Exchange Act and by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.


                                            Adopted by the Board of Directors on
                                            November 23, 1993


                                            Approved by the stockholders on
                                            December 8, 1993

            AMENDMENT NO. 1 TO THE 1993 EMPLOYEE STOCK PURCHASE PLAN

                             OF MAPINFO CORPORATION


     The first paragraph of of the 1993 Employee Stock Purchase Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

     "The purpose of this Plan is to provide eligible employees of MapInfo Corporation (the "Company") and certain of its subsidiaries with opportunities to purchase shares of the Company's common stock, $.002 par value per share (the "Common Stock"). 200,000 shares of Common Stock in the aggregate have been approved for this purpose."

                                               Adopted by the Board of Directors
                                               on November 12, 1996

            AMENDMENT NO. 2 TO THE 1993 EMPLOYEE STOCK PURCHASE PLAN

                             OF MAPINFO CORPORATION

     Section 8 of the 1993 Employee Stock Purchase Plan of MapInfo Corporation is hereby amended and restated in its entirety to read as follows:

     "8.  Withdrawal of Funds.  An employee may at any time prior to the close
          -------------------
of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee's account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee."


                                               Adopted by the Board of Directors
                                               on December 9, 1996

                              MAPINFO CORPORATION

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

               Annual Meeting of Stockholders - February 13, 1997


     The undersigned, revoking all prior proxies, hereby appoint(s) John C. Cavalier and John F. Haller, or either or any of them with full power of substitution, as proxies for the undersigned to act and vote at the 1997 Annual Meeting of Stockholders of MapInfo Corporation and at any adjournments thereof as indicated upon all matters referred to on the reverse side and described in the Proxy Statement for the Meeting, and in their discretion, upon any other matters which may properly come before the Meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THE PROXIES SHALL VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3, 4 AND 5.

                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

                                                                     SEE REVERSE
                                                                            SIDE

   X    Please mark votes as in this example.
 ----

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3, 4 AND 5.

1.  Election of Directors

Nominees: Laszlo C. Bardos, John F. Burton, John C. Cavalier, John F. Haller, Michael D. Marvin, George C. McNamee, Brian D. Owen and James A. Perakis

     _____ For  _____ Withheld


--------------------------------------------------------------------------------
     For all nominees except as noted above


2. Approval of an amendment to the Company's 1993 Stock Incentive Plan, as set forth in the accompanying Proxy Statement.

     _____ For      _____ Against    _____ Abstain


3. Approval of amendments to the Company's 1993 Director Stock Option Plan, as set forth in the accompanying Proxy Statement.

     _____ For      _____ Against    _____ Abstain


4. Approval of an amendment to the Company's 1993 Employee Stock Purchase Plan, as set forth in the accompanying Proxy Statement.

     _____ For      _____ Against    _____ Abstain


5.  Ratification of appointment of independent public accountants.

     _____ For      _____ Against    _____ Abstain

     MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  _____

     MARK HERE IF YOU PLAN TO ATTEND THE MEETING  _____

     Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Signature:_______________________  Date:___________

Signature:_______________________  Date:___________